#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D November 4, 2026 3Q26 Earnings Presentation

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Forward looking statements Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future airline operations, revenue, expenses and earnings, available seat mile growth, expected capital expenditures, the cost of fuel, the timing of aircraft acquisitions and retirements, the number of contracted aircraft to be placed in service in the future, our ability to consummate announced aircraft transactions, estimated tax rate, as well as other information concerning future results of operations, business strategies, financing plans, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate", “project”, “hope” or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, regulatory reviews of, and production limits on, Boeing impacting our aircraft delivery schedule, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on Boeing to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed in connection with our fleet and network, the effect of economic conditions on leisure travel, debt covenants and balances, the impact of government regulations on the airline industry, the ability to finance aircraft to be acquired, the ability to obtain necessary government approvals to offer international service, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the impact of the possible loss of key personnel, economic and other conditions in markets in which we operate, increases in maintenance costs and availability of outside maintenance contractors to perform needed work on our aircraft on a timely basis and at acceptable rates, cyclical and seasonal fluctuations in our operating results, and the perceived acceptability of our environmental, social and governance efforts, the risk that the combined company after the Sun Country acquisition will not realize expected benefits, cost savings, accretion, synergies and/or growth from the Sun Country acquisition or that any of the foregoing may take longer to realize or be more costly to achieve than expected; the diversion of management's attention and time from ongoing business operations and opportunities to integration matters; the risk that the integration of Sun Country's operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country's businesses into the combined company; and reputational risk and potential adverse reactions of Allegiant's or Sun Country's customers, suppliers, employees, labor unions or other business partners, including those resulting from the completion of the Sun Country acquisition and the integration of the companies. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. 2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 3 Greg Anderson Chief Executive Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 4 Margin Expansion Despite 55% Higher Fuel 1. Adjusted operating margin is a non-GAAP measure. See appendix for reconciliation to the most comparable GAAP measure. 2. 3Q25 pro forma reflects the Sun Country acquisition and the Sunseeker Resort sale as if both occurred January 1, 2025. It is unaudited and prepared under Article 11 of Regulation S-X. See Form 8-K furnished on November 2, 2026, Exhibit 99.1 +3.4pts Adj. Op Margin1 +19% Total Revenue -6% System ASM +55% Fuel/gal Highest margin among leisure-focused U.S. airlines • Consolidated adjusted operating margin up +3.4 points YoY1, 2 Operating profit in what is typically our lowest-margin quarter • Consolidated revenue +19% on nearly 6% less capacity2 Capacity reduction helped offset a 55% increase in fuel cost per gallon • Margins expanded year-to-date despite higher fuel Peak-day focus, cuts to routes below return hurdles, commercial initiatives Pro forma2, YoY Pro forma2, YoY Pro forma2, YoY Pro forma2, YoY

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 5 Low Fares and Reliable Service Sustain Leisure Demand Total fares ~30% below industry average Value proposition anchors leisure demand #1 or #2 carrier in more than 90% of origination markets Deep community presence Industry-leading completion factor through summer peak Reliable operation customers can depend on Skytrax Best Low-Cost Airline in North America Third consecutive year 1 2 3 4

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6 Commercial and Fleet Initiatives Expanding Earnings Power • Co-brand remuneration up nearly 24% YoY Program improvements support the 10% of revenue goal • Allegiant First bookings ahead of expectations Service commencing in March ‘27 • Expedia attracting new customers to Allegiant Helping boost load factor across our network 6% 10% 12% 17% 18% 18% 22% 25% 1Q25A 2Q25A 3Q25A 4Q25A 1Q26A 2Q26A 3Q26A 4Q26E Only 17% of the legacy fleet during 4Q26, lower fuel and maintenance costs on peak flying 737 MAX flew >22% of legacy Allegiant 3Q ASMs vs 12% a year ago Percent of 737 MAX ASMs vs Total Schedule Service 1Q25A – 4Q26E (Legacy Allegiant)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 7 Integration on Track for >$140M Annual Run-Rate Synergy Target by 2029 (1) Adjusted, non-GAAP, versus 2025 pro forma. • Customers can search and book across both airlines Bottom-up synergy plan sets the multi-year integration blueprint • Early benefits captured Gate and ground handling consolidation, combined insurance, duplicate corporate cost removal, purchasing scale • Commercial and operating system integration being carefully sequenced • Pilot recruiting classes full; Sun Country attrition trends have improved MSP remains the largest base and a long-term growth priority

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 8 Record 4Q TRASM Expected; FY26 Adjusted EPS 1 Outlook of >$6.00 Reaffirmed • 4Q TRASM expected to be the highest in the company history • Planning 4Q fuel at ~$4.75 per gallon A sharp step-up from 3Q • FY adjusted EPS 1 outlook of >$6.00 reaffirmed Despite fuel well above the level assumed when guidance was first issued • Capital priorities: strong balance sheet, MAX and earnings initiatives, debt reduction • Investor Day, December 7, Las Vegas Integration milestones, long-term financial framework, simpler reporting structure 1. Adjusted, non-GAAP

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9 Drew Wells Executive Vice President, Chief Commercial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 10 Record 3Q Revenue and TRASM on ~6% Less Capacity2 808 962 3Q25 (PF) 3Q26A Combined Total Revenue ($mm) 3Q26 vs 3Q25 Pro Forma1 +19.0% y/y • $962 million combined total operating revenue, +19.0% YoY 1 On ~6% 1 less capacity2; peak-day flying slightly increased • Combined TRASM of 14.18¢, +28.3% YoY 1 Third-quarter record for both brands; second-best quarterly TRASM in history • Record $136 million of charter and cargo revenue Fuel pass-through programs provide a predictable foundation 11.05¢ 14.18¢ 3Q25 (PF) 3Q26A Combined TRASM (Cents) 3Q26 vs 3Q25 Pro Forma1 +28.3% y/y 1. 3Q25 pro forma reflects the Sun Country acquisition and the Sunseeker Resort sale as if both occurred January 1, 2025. It is unaudited and prepared under Article 11 of Regulation S-X. See Form 8-K furnished on November 2, 2026, Exhibit 99.1 2. Available seat miles, schedule service

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 11 Every Revenue Lever Improved: Load Factor, Ancillary, Yield, Co-Brand +2pts Load Factor Pro forma1, YoY +$3 Ancillary Rev/Pax Pro forma1, YoY +50% Air Rev/Pax Pro forma1, YoY 5-yr BofA Co-Brand Extension term • Load factor up 2 points1, the fourth consecutive quarter of expansion Nearly five more passengers per departure • Ancillary revenue up more than $3 1 per passenger Merchandising and pricing capabilities maturing; best practices shared across brands • Air revenue per passenger up 50% 1 YoY • Co-brand spend and card acquisitions each grew more than 20%, third consecutive quarter New 5-year extension with Bank of America unlocks improved economics 1. 3Q25 pro forma reflects the Sun Country acquisition and the Sunseeker Resort sale as if both occurred January 1, 2025. It is unaudited and prepared under Article 11 of Regulation S-X. See Form 8-K furnished on November 2, 2026, Exhibit 99.1

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 12 Seasonal Network Puts Flying Where Demand Peaks • Summer 2026 network included 86 routes launched in the past 18 months Vast majority expected to return for summer 2027; 50 operated only in peak summer • July carried nearly 50% of 3Q scheduled service ASMs • Charter and cargo were nearly one-third of September block hours • 709 departures on a peak July Sunday vs. 28 on a late-August Tuesday Daily departures, peak vs. trough Departures, 3Q26 709 vs. 28 daily departures 709 28 Peak July Sunday Late-August Tuesday 25x swing

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 13 4Q TRASM Expected Up >20% >20% 4Q Combined TRASM Expected YoY 1 ~1.7% Scheduled Service ASMs Expected vs. 4Q25 1 • 4Q combined TRASM expected up >20% YoY 1 Strong demand despite a return to YoY capacity growth • Scheduled service ASMs expected up ~1.7% vs. 4Q25 1 Driven by MAX deliveries; MAX ~20% of combined 4Q scheduled service ASMs • Holiday peak day expected at ~10x the lowest scheduled service day • Current cash sales growing double digits, ahead of forward seat growth 1. Forward-looking; 4Q25 pro forma basis.

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 14 Expedia and Premium Products Broaden the Customer Base • Expedia now ~4% of bookings; more than half from net new customers Skews younger; supports travel from destination cities and newer routes • Allegiant First flights commence in March 2027; early bookings encouraging Introduced on new MAX deliveries throughout 2027 • Refreshed co-brand program rolling out • Complimentary in-flight beverages lifted NPS • UNLV College of Hospitality partnership on crew customer-experience training • More than 5 million customers carried in 3Q Allegiant First available only on new MAX deliveries beginning 2027 ~4% Expedia Share of Bookings vs. ~3% at the 2Q call

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 15 Robert Neal President and Chief Financial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 3.1% (0.3%) 3Q25 (PF) 3Q26 16 3Q Operating Profit Despite Fuel 18¢ Above Guidance • Adjusted operating income1 of $29.8 million; 3.1% adjusted operating margin Above the 1.0%–3.0% guidance range • Adjusted EBITDA1 of $111 million; 11.5% EBITDA margin • Adjusted net loss1 of ~$1 million, or ($0.03) per share Favorable end of the ($1.00)–$0.00 guidance range • Achieved with fuel averaging $3.98/gal vs. $3.80/gal guidance Consolidated Adjusted Operating Margin1 3Q26 vs 3Q25 Pro Forma2 $3.98 $2.56 3Q25 (PF) 3Q26A Consolidated Fuel Cost per Gallon 3Q26 vs 3Q25 Pro Forma2 +55% - y/y +3.4 pts - y/y 1. Non-GAAP measure. See appendix for reconciliation to the most comparable GAAP measure. See the earnings release for discussion as to why management believes presentation of these non- GAAP figures to be useful to investors 2. 3Q25 pro forma reflects the Sun Country acquisition and the Sunseeker Resort sale as if both occurred January 1, 2025. It is unaudited and prepared under Article 11 of Regulation S-X. See Form 8-K furnished on November 2, 2026, Exhibit 99.1

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9.1% (6.0%) 17 3Q Marks Peak Non-Fuel Unit Cost Pressure • CASM-ex of 9.23¢, +9.1%2 YoY on ~6%2 lower capacity 1 Better than expected; includes a true-up of the pilot retention bonus accrual • 3Q expected to mark the peak YoY non-fuel unit cost increase Crew productivity and operating efficiencies are the focus into 2027 • Fuel expense of ~$294 million, $94 million above prior year 2 $3.98/gal; MAX deployment and highest-return flying mitigate CASMex Fuel, Specials, and Cargo1 & ASMs 3Q26 vs 3Q25 Pro Forma2 ASMs CASMex 1. Non-GAAP measure. See appendix for reconciliation to the most comparable GAAP measure. See the earnings release for discussion as to why management believes presentation of these non- GAAP figures to be useful to investors 2. Pro forma reflects the Sun Country acquisition and the Sunseeker Resort sale as if both occurred January 1, 2025. It is unaudited and prepared under Article 11 of Regulation S-X. See Form 8-K furnished on November 2, 2026, Exhibit 99.1

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 18 $1.1B Liquidity After Bonus Payout and Sun Country Close • $136 million of 3Q capex plus $20 million of deferred heavy maintenance FY26 capex ~$850 million, unchanged; 2027 expected above 2026 levels • $1.1 billion total liquidity $865 million cash and investments plus two undrawn revolvers totaling $250 million • Cash at ~21% of TTM pro forma revenue, by design More efficient cash position, in line with peers • $2.9 billion total debt; $2.1 billion net debt Remaining 2026 needs met by prearranged facilities • ~$2 billion of fleet equity 4.1x 3.2x 2.6x 2.6x 2.6x 2.3x 1.8x 2.6x 2.88x 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Net Leverage (Net Debt / Adj. EBITDA) 3Q24 - 3Q26 (pro forma TTM Adj. EBITDA) 33% 34% 37% 34% 40% 32% 36% 27% 21% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Cash & Equivalents as % of TTM Airline Revenue 3Q24 - 3Q26 (pro forma TTM revenues for 2Q26 onward)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 19 MAX Deliveries Add Flexibility, Not Committed Capacity 76 74 27 26 21 25 43 43 22 22 3Q26A YE26E Fleet Plan Outlook 3Q26 - YE26E A320 A319 B737 MAX-8 B737-800 Sun Country’s Cargo Fleet • 192 aircraft in the combined operating fleet at quarter-end Two 737-MAX placed in service and three passenger aircraft retired; includes 22 freighters owned by our cargo customer • ~20 deliveries expected in 2027; ~45 MAX in service by YE27 2027 fleet and capacity plans not yet finalized given fuel • Exercised six MAX-8 options in October for 2028 delivery 56 firm aircraft (22 delivered through October); 74 options remaining 192 193 33 3 B737-900ER ~45 MAX in Service By YE27 56 / 74 Firm / Options 22 delivered through October

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 20 Outlook Summary 4Q26 System ASMs – y/y change(5) ~Flat Scheduled service ASMs – y/y change(5) ~1.7% Fuel cost per gallon $4.75 Adjusted operating margin(1) 6.0% to 7.0% Interest expense(2) (millions) ~$50 Capitalized interest(2) (millions) (~$6) Interest income (million) ~$11 Weighted average shares outstanding (millions) 27.3 Adjusted earnings per share(1) $1.00 to $1.50 Assumed Tax Rate 23% Fourth Quarter Guidance For The Combined Allegiant And Sun Country Entity FY 2026 Aircraft-related capital expenditures (3) (millions) $640 to $660 Capitalized deferred heavy maintenance (millions) $75 to $85 Other airline capital expenditures (millions) $115 to $125 Recurring principal payments (millions) (4) $205 to $215 Full-Year CapEx For The Combined Allegiant And Sun Country Entity 1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in earnings release. 2) Includes capitalized interest related to pre-delivery deposits on new aircraft 3) Aircraft-related capital expenditures include the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. 4) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft 5) Year-over-year change is calculated relative to prior-year combined entity pro forma available seat miles (ASMs) for the three months ended December 31, 2025, of 7,027,800 (in thousands) for total system and 6,427,000 (in thousands) for scheduled service FY 2026 Weighted average shares outstanding (millions) 23.9 Adjusted earnings per share(1) >$6.00 Full-Year 2026 Guidance For The Combined Allegiant And Sun Country Entity

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 21

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 22 Appendix

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 23 Non-GAAP Financial Measures Reconciliation 1) Denotes non-GAAP figure. 2) In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in the earnings release exclude the effect of these special charges. 3) Results include the financial performance of Sun Country only for the period from and after May 13, 2026. *Note that amounts may not recalculate due to rounding 2026 2025 2026 2025 Consolidated EBITDA and adjusted consolidated EBITDA (millions)⁽⁴⁾ Net income as reported (GAAP) $ (15.2) $ (43.6) $ 22.4 $ (76.6) Interest expense, net 30.7 24.8 73.2 68.0 Income tax expense (4.9) (8.6) 18.3 (22.1) Depreciation and amortization 81.2 59.0 209.8 190.8 Consolidated EBITDA⁽¹⁾ $ 91.8 $ 31.6 $ 323.8 $ 160.0 Special charges, net of recoveries⁽²⁾ 19.1 3.5 112.8 119.8 Adjusted consolidated EBITDA⁽¹⁾⁽²⁾ $ 110.9 $ 35.1 $ 436.6 $ 279.9 Adjusted consolidated EBITDA margin⁽¹⁾⁽²⁾ 11.5% 6.2% 16.6% 14.4% Three Months Ended September 30, Nine Months Ended September 30,

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 24 Non-GAAP Financial Measures Reconciliation 1) Denotes non-GAAP figure. 2) In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in the earnings release exclude the effect of these special charges. 3) In 2026 and 2025, the Company incurred gains and losses on debt extinguishment related to prepayment of debt facilities. These are added back or subtracted out, where appropriate, in our adjusted results. 4) Results include the financial performance of Sun Country only for the period from and after May 13, 2026. *Note that amounts may not recalculate due to rounding Three Months Ended September 30, 2026 Consolidated Allegiant Air Sun Country⁽⁴⁾ GAAP Adjustments ⁽²⁾⁽³⁾ Adjusted (Non-GAAP)⁽¹⁾ GAAP Adjustments ⁽²⁾⁽³⁾ Adjusted (Non-GAAP)⁽¹⁾ GAAP Adjustments ⁽²⁾ Adjusted (Non- GAAP)⁽¹⁾ Total operating revenues $ 961.6 $ — $ 961.6 $ 683.8 $ — $ 683.8 $ 277.8 $ — $ 277.8 Total operating expenses 950.8 (19.1) 931.7 668.9 (11.8) 657.1 281.9 (7.3) 274.6 Operating income (loss) $ 10.8 $ 19.1 $ 29.8 $ 14.9 $ 11.8 $ 26.7 $ (4.1) $ 7.3 $ 3.2 Operating margin (percent) 1.1 3.1 2.2 3.9 (1.5) 1.1 Interest expense $ 46.6 $ 0.8 $ 47.3 $ 38.4 $ 0.8 $ 39.2 $ 8.1 $ — $ 8.1 INCOME (LOSS) BEFORE INCOME TAXES $ (20.1) $ 18.3 $ (1.7) $ (8.9) $ 11.0 $ 2.1 $ (11.1) $ 7.3 $ (3.8) Reconciliation of adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted interest expense and adjusted income before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 25 Non-GAAP Financial Measures Reconciliation 1) Denotes non-GAAP figure. 2) In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in the earnings release exclude the effect of these special charges. 3) Available seat miles do not include cargo. *Note that amounts may not recalculate due to rounding Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Reconciliation of adjusted airline-only operating CASM excluding fuel, special charges, and cargo (millions) Consolidated operating expenses (GAAP) $ 950.8 $ 589.1 $ 2,524.5 $ 1,980.1 Minus: Sunseeker operating expenses — 16.3 — 174.2 Airline-only operating expenses 950.8 572.8 2,524.5 1,805.9 Minus: airline special charges⁽²⁾ 19.1 2.9 112.8 18.9 Minus: fuel expenses 293.6 151.3 781.5 483.3 Minus: cargo operating expenses, not already adjusted above⁽²⁾ 56.1 — 80.1 — Adjusted airline-only operating expenses, excluding fuel, special charges and cargo expenses⁽¹⁾⁽²⁾ $ 582.0 $ 418.6 $ 1,550.1 $ 1,303.7 System available seat miles (millions)(5) 6,305.5 4,939.4 17,842.3 16,190.4 Adjusted airline-only cost per available seat mile excluding fuel, special charges, and cargo expenses (cents)⁽²⁾ 9.23 ¢ 8.47 ¢ 8.69 ¢ 8.05 ¢

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 26 Non-GAAP Financial Measures Reconciliation 1) Denotes non-GAAP figure. 2) In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in the earnings release exclude the effect of these special charges. 3) In 2026 and 2025, the Company incurred gains and losses on debt extinguishment related to prepayment of debt facilities. These are added back or subtracted out, where appropriate, in our adjusted results. 4) The number of shares used for the earnings per share calculations are significantly impacted by the issuance of shares in connection with the Sun Country acquisition and the period of time such shares were outstanding. *Note that amounts may not recalculate due to rounding Consolidated Amount Per Share Amount Per Share Net loss as reported (GAAP) $ (15.2) $ (43.6) Less: Net income allocated to participating securities — — Net loss attributable to common stock (GAAP) $ (15.2) $ (0.56) $ (43.6) $ (2.41) Plus (minus): Loss (gain) on extinguishment of debt⁽³⁾ (0.8) (0.03) 1.1 0.06 Plus: Special charges, net of recoveries⁽²⁾ 19.1 0.71 3.5 0.19 Minus: Income tax effect of adjustments above (4.0) (0.15) 1.2 0.07 Adjusted net loss⁽¹⁾ $ (0.9) $ (37.7) Less: Adjusted consolidated net income allocated to participating securities — — — — Effect of dilutive securities — — Adjusted net income attributable to common stock⁽¹⁾ $ (0.9) $ (0.03) $ (37.7) $ (2.09) Shares used for diluted computation (GAAP) (thousands)⁽⁶⁾ 26,990 18,050 Shares used for diluted computation (adjusted) (thousands)⁽⁶⁾ 26,990 18,050 Three Months Ended September 30, 2026 Three Months Ended September 30, 2025 Reconciliation of adjusted consolidated loss per share and adjusted consolidated net loss (millions except share and per share amounts)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 27 Non-GAAP Financial Measures Reconciliation 1) As provided on Form 8-K filed with the SEC on November 2, 2026 *Note that amounts may not recalculate due to rounding (in millions) 2026 As Reported 2025 Pro Forma(1) Pro Forma Comparative CASM Reconciliation Total operating expenses 950.8 813.8 Less the following components: Special charges, net of recoveries 19.1 3.3 Fuel expenses 293.6 199.9 Cargo expenses, not already included in reductions above 56.1 43.2 Total operating expenses, excluding fuel, special charges, and cargo expenses 582.0 567.5 System available seat miles 6,305.5 6,710.0 Airline-only cost per available seat mile excluding fuel, special charges, and cargo expenses (cents) 9.23 ¢ 8.46 ¢ Three Months Ended September 30,

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 28 Pro Forma Comparative Financial Results (in thousands, except statistical information) 2026 As Reported 2025 Pro Forma(1) Change(2) Passenger $ 777,448 $ 636,850 22.1% Third party products 44,616 42,216 5.7% Fixed fee contracts 83,646 77,525 7.9% Cargo and other 55,849 51,521 8.4% Total operating revenues 961,559 808,112 19.0% Operating expenses, excluding aircraft fuel 657,229 613,916 7.1% Aircraft fuel 293,575 199,872 46.9% Total operating expenses 950,804 813,788 16.8% Operating income (loss) 10,755 (5,676) NM Other (income) expenses 30,805 27,680 11.3% Loss before income taxes (20,050) (33,356) 39.9% Operating margin 1.1% (0.7)% 1.8 Adjusted operating margin(3) 3.1% (0.3)% 3.4 Three Months Ended September 30, 1) As provided on Form 8-K filed with the SEC on November 2, 2026. 2) Except operating margin, adjusted operating margin, and load factor, which are percentage point change. 3) Denotes a non-GAAP financial measure. Refer to the Reconciliation of Pro Forma Non-GAAP Financial Measures section within this document for further information. *Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 29 Pro Forma Comparative Operating Statistics (in thousands, except statistical information) 2026 As Reported 2025 Pro Forma(1) Change(2) Pro Forma Comparative Operating Statistics Scheduled service RPMs (millions) 5,024.1 5,188.0 (3.2)% Scheduled service ASMs (millions) 5,796.2 6,143.7 (5.7)% Total system ASMs (millions) 6,305.5 6,710.0 (6.0)% Scheduled service TRASM (cents) 14.18 ¢ 11.05 ¢ 28.3% Average fare - scheduled service(4) $ 74.27 $ 49.43 50.3% Average fare - air-related charges(4) $ 68.45 $ 64.85 5.6% Average fare - third party products $ 8.19 $ 7.58 8.0% Average fare - total $ 150.92 $ 121.86 23.8% Fuel gallons consumed (thousands) 73,579 78,064 (5.7)% ASMs per gallon of fuel 85.7 86.0 (0.3)% Load factor 86.7% 84.4% 2.3 Three Months Ended September 30, 1) As provided on Form 8-K filed with the SEC on November 2, 2026. 2) Except operating margin, adjusted operating margin, and load factor, which are percentage point change. 3) Reflects division of passenger revenue between scheduled service and air-related charges in the Company's booking path. *Note that amounts may not recalculate due to rounding